Item 77M All Series

Each series of The Munder Funds, Inc. (MFI) (except Munder Future Technology Fund, Munder Micro-Cap Equity Fund, Munder NetNet Fund and Munder Power Plus Fund), The Munder Funds Trust (MFT), St. Clair Funds, Inc. (St. Clair) and The Munder Framlington Funds Trust
(MFFT) (except Munder Healthcare Fund) (Predecessor Funds) was reorganized and redomiciled into corresponding series of MST.

The Agreements and Plans of Reorganization and Redomiciliation were approved by the Boards of Directors/Trustees of MFI, MFT, St. Clair, MFFT and MST on February 11, 2003. The transaction was completed for each series, as of the dates set forth below.

Munder Institutional Government Money Market Fund 	April 30, 2003
Munder Institutional Money Market Fund	April 30, 2003
Munder S&P MidCap Index Equity Fund	April 30, 2003
Munder S&P SmallCap Index Equity Fund	April 30, 2003
Liquidity Money Market Fund	May 16, 2003
Munder Balanced Fund	June 13, 2003
Munder Bond Fund	June 13, 2003
Munder Cash Investment Fund	June 13, 2003
Munder Emerging Markets Fund	June 13, 2003
Munder Index 500 Fund	June 13, 2003
Munder Intermediate Bond Fund	June 13, 2003
Munder International Bond Fund	June 13, 2003
Munder International Equity Fund	June 13, 2003
Munder International Growth Fund	June 13, 2003
Munder Large-Cap Value Fund 	June 13, 2003
Munder Michigan Tax-Free Bond Fund	June 13, 2003
Munder MidCap Select Fund	June 13, 2003
Munder Multi-Season Growth Fund	June 13, 2003
Munder Real Estate Equity Investment Fund	June 13, 2003
Munder Small Company Growth Fund	June 13, 2003
Munder Small-Cap Value Fund	June 13, 2003
Munder Tax-Free Bond Fund	June 13, 2003
Munder Tax-Free Money Market Fund	June 13, 2003
Munder Tax-Free Short & Intermediate Bond Fund	June 13, 2003
Munder U.S. Government Income Fund	June 13, 2003
Munder U.S. Treasury Money Market Fund	June 13, 2003

Shareholders of each Predecessor Fund approved its respective
Agreement and Plan of Reorganization on the dates set forth below.

Munder Institutional Government Money Market Fund 	April 30, 2003
Munder Institutional Money Market Fund	April 28, 2003
Munder S&P MidCap Index Equity Fund	April 28, 2003
Munder S&P SmallCap Index Equity Fund	April 28, 2003
Liquidity Money Market Fund	May 15, 2003
Munder Balanced Fund	June 12, 2003
Munder Bond Fund	April 28, 2003
Munder Cash Investment Fund	April 28, 2003
Munder Emerging Markets Fund	April 28, 2003
Munder Index 500 Fund	May 28, 2003
Munder Intermediate Bond Fund	April 28, 2003
Munder International Bond Fund	April 28, 2003
Munder International Equity Fund	April 28, 2003
Munder International Growth Fund	April 28, 2003
Munder Large-Cap Value Fund 	April 28, 2003
Munder Michigan Tax-Free Bond Fund	April 28, 2003
Munder MidCap Select Fund	April 28, 2003
Munder Multi-Season Growth Fund	April 28, 2003
Munder Real Estate Equity Investment Fund	April 28, 2003
Munder Small Company Growth Fund	April 28, 2003
Munder Small-Cap Value Fund	April 28, 2003
Munder Tax-Free Bond Fund	April 28, 2003
Munder Tax-Free Money Market Fund	April 28, 2003
Munder Tax-Free Short & Intermediate Bond Fund	April 28, 2003
Munder U.S. Government Income Fund	April 28, 2003
Munder U.S. Treasury Money Market Fund	April 28, 2003